Exhibit 10.5

*00037957909-10000-007010312009* BANK BUSINESS LOAN AGREEMENT Principal Loan Date Maturity Loan No Call / Coll Account Officer Initials $19,750,000.00 10-31-2009 06-30-2010 37957909-10000 00006195777 24740 LAK References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations. Borrower: First Western Financial, Inc. Lender: M&I Marshall & Ilsley Bank 1200 17th St Suite 2650 Correspondent Banking Denver, CO 80202-5852 770 N. Water Street Milwaukee, WI 53202 THIS BUSINESS LOAN AGREEMENT dated October 31, 2009, is made end executed between First Western Financial, Inc. (“Borrower”) and M&I Marshall & Ilsley Bank (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) In granting, renewing, or extending any Loan, Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement. TERM. This Agreement shall be effective as of October 31, 2009, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree In writing to terminate this Agreement. CONDITIONS PRECEDENT TO EACH ADVANCE. Lender’s obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and in the Related Documents. Loan Documents. Borrower shall provide to Lender the following documents for the Loan (1) the Note: (2) together with all such Related Documents as Lender may require for the Loan, all in form and substance satisfactory to Lender and Lender’s counsel. Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require. Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document. Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document. REPRESENTATIONS ANO WARRANTIES. Borrower represents and warrants to lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Colorado. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so quality would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 1200 17th St Suite 2650, Denver, CO 80202-5852. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral Borrower will notify Lender prior to any change in the location of Borrower’s state of organization or any change in Borrower’s name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower’s business activities. Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None. Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of incorporation or organization, or bylaws, or (b) any agreement or other Instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties. Financial Information. Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in

BUSINESS LOAN AGREEMENT Loan No: 37957909-10000- (Continued) Page 2 such financial statements. Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms. Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable. Borrower owns and has good title to all of Borrower’s properties free and clear of all Security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years. Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing. Borrower represents and warrants that, (1) During the period of Borrower’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral, (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral, and any such activity shall be conducted In compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement Any inspections or tests made by Lender shall be at Borrower’s expense and for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise. Litigation and Claims. No litigation, claim, investigation administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing. Taxes. To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided. Lien Priority. Unless otherwise previously disclosed to Lender in writing. Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral. Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will: Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and ail threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor. Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times. Financial Statements. Furnish Lender with the following. Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year. Borrower’s balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender Additional Requirements. (i) Copy of Federal Reserve form FR Y-9 required by the Federal Reserve Board for Borrower no later than the due date required by this agency prepared in accordance with agency requirements, certified by the financial representatives of Borrower now owned or hereafter acquired. (ii) Copies of all quarterly Federal Financial Institutions Examination Council Form 041 (“Call Reports”) required by the FDIC and the Federal Reserve Board of First Western Trust Bank and First Western Trust Bank (Arizona) (collectively the “Banks”) no later than 10 days offer the due date required by these agencies prepared in accordance with agency requirements, certified, by the financial representatives of Banks, now owned or hereafter acquired. All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct. Additional Information. Furnish such additional information and statements, as Lender may request from time to time Financial Covenants and Ratios. Comply with the following covenants and ratios: Minimum Income and Cash flow Requirements. Other Cash Flow requirements are as follows: ROA. Banks shall maintain at all times an ROA greater than 0.25%, tested annually. ROA means annualized net income divided by average total assets.

BUSINESS LOAN AGREEMENT Loan No: 37957909-10000- (Continued) Page 3 Non-performing Loans to Total Loans. Banks shall maintain at all times a ratio of Non-performing Loans to Total Loans which is less than 2.00%, tested quarterly “Non-performing Loans” means loans outstanding, which are not accruing interest, have been classified as renegotiated pursuant to guidelines established by the Federal Financial Examination Institution Council or are 90 days or more past due in the payment of principal or interest. “Total Loans” means the sum of loans and direct lease financings, net of unearned income of Banks Well-Capitalized Banks must maintain at all times well capitalized ratios, as required by federal regulators Additional Requirements. Borrower shall maintain $500,000.00 in cash or marketable securities at all times when a balance exists under the Note. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made In accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct. Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender’s loss payable or other endorsements as Lender may require. Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer, (2) the risks insured: (3) the amount of the policy; (4) the properties insured. (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy In addition, upon request of Lender (however not more often than annually). Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower. Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing Taxes, Charges and Liens. Pay and discharge when due all of its Indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, Income, or profits Provided however. Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower’s books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP. Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement. Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner. Environmental Studies. Promptly conduct and complete, at Borrower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, stale, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower. Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest. Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense. Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws, not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and In compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law)

BUSINESS LOAN AGREEMENT Loan No: 37957909-10000- (Continued) Page 4 shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates. (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (C) reduce the rate of return on Lender’s capital as a consequence of Lender’s obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender’s written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error. LENDER’S EXPENDITURES. If any action or proceeding Is commenced that would materially affect Lender’s interest in the Collateral or if Borrower falls to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents. Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for Insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand, (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note, or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender: Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower’s accounts, except to Lender. Additional Financial Restrictions. Management. Borrower shall notify Lender of any material changes in senior management. Mergers. Borrower shall notify Lender if they merge into or consolidate with any other business enterprise or another business enterprise merges into Borrower. Adverse Regulatory Action. Borrower and/or Banks shall not become subject to a “memorandum of understanding,” a “cease and desist order” or any other regulatory actions that reflect a material adverse change in the safety and soundness of Borrower and/or Banks Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower’s stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a “Subchapter S Corporation” (as defined in the Internal Revenue Code of 1986, as amended). Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower’s stock, or purchase or retire any of Borrower’s outstanding shares or alter or amend Borrower’s capital structure Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) Incur any obligation as surely or guarantor other than in the ordinary course of business. Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith. CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender, (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt, (C) there occurs a material adverse change in Borrower’s financial condition. In the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender, or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred RIGHT OF SETOFF. To the extent permitted by applicable law. Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph DEFAULT. Each of the following shall constitute an Event of Default under this Agreement: Payment Default. Borrower fails to make any payment when due under the Loan Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s or any Grantor’s property or Borrower’s or any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents. False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

BUSINESS LOAN AGREEMENT Loan No: 37957909-10000- (Continued) Page 5 Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower. Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which Is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surely bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower. Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired. Insecurity. Lender in good faith believes itself insecure. EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and no, optional. In addition. Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise Except as may he prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies. HEDGING INSTRUMENTS. The obligations and indebtedness secured hereby shall include, without limitation, all obligations, indebtedness and liabilities arising pursuant to or in connection with any interest rate swap transaction, basis swap, forward rate transaction, interest rate option, price risk hedging transaction or any similar transaction between Borrower and Lender. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement: Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment Attorneys’ Fees; Expenses. Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services Borrower also shall pay all court costs and such additional fees as may be directed by the court. Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation Interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Wisconsin without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Wisconsin. Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Milwaukee County, State of Wisconsin. No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses

BUSINESS LOAN AGREEMENT Loan No: 37957909-10000- (Continued) Page 6 shown near the beginning of this Agreement Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address For notice purposes, Borrower agrees to keep Lender Informed at all times of Borrower’s current address Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers. Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement. Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower’s subsidiaries and affiliates Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates. Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender. Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan. Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents Borrower further agrees that regardless of any Investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated In the manner provided above, whichever is the last to occur. Time is of the Essence. Time is of the essence in the performance of this Agreement. Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party. Previous Loan Agreement. This Business Loan Agreement supercedes and replaces that certain Letter Agreement between Lender and Borrower dated November 11, 2008. DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement: Advance. The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement. Agreement. The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time Borrower. The word “Borrower” means First Western Financial, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns Collateral. The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980. as amended, 42 U S C Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S C Section 1801, et seq. the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq, or other applicable state or federal laws, rules, or regulations adopted pursuant thereto Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement GAAP. The word “GAAP” means generally accepted accounting principles. Grantor. The word “Grantor” means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest. Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan. Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, Including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

BUSINESS LOAN AGREEMENT Loan No: 37957909-10000- (Continued) Page 7 Lender. The word “Lender” means M&I Marshall & Ilsley Bank, its successors and assigns Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time. Note. The word “Note” means the Note executed by First Western Financial, Inc. In the principal amount of $19,750,000.00 dated October 31, 2009, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement Permitted Liens. The words “Permitted Liens” mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender. (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of matenalmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan Security Agreement. The words “Security Agreement” mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest. Security Interest. The words “Security Interest” mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED OCTOBER 31, 2009. BORROWER:FIRST WESTERN FINANCIAL, INC. By: /s/ Ryan Trigg By: /s/ Scott Wylie Ryan Trigg, CFO of First Western Scott Wylie, Chairman & CEO of First Western Financial, Inc. Financial, Inc. LENDER: M&I MARSHALL & ILSLEY BANK By: [ILLEGIBLE] By: [ILLEGIBLE] Authorised Signer Authorized Signer [ILLEGIBLE]

LOAN AGREEMENT ORIGINAL FIRST AMENDMENT TO LOAN AGREEMENT Principal Loan Date Maturity Loan No Call / Coll Account Officer Initials $15,327,776.00 06-30-2010 10-31-2010 37957909-10000 00006195777 24740 LAK References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations. Borrower: First Western Financial, Inc. Lender: M&I Marshall & Ilsley Bank 1200 17th St Suite 2650 Correspondent Banking Denver, CO 80202-5852 770 N. Wator Street Milwaukee, WI 53202 THIS FIRST AMENDMENT is made and entered into as of June 30, 2010 by and between First Western Financial, Inc. (“Borrower”) [ILLEGIBLE] Marshall & Ilsley Bank (“Lender”). WHEREAS, Lender and Borrower are parties to that certain Business Loan Agreement dated October 31, 2009 (the “Agreement”); WHEREAS, the Agreement provides that no alteration of or amendment to the Agreement shall be effective unless given in writing and [ILLEGIBLE] the party or parties sought to be charged or bound by the alteration or amendment; and WHEREAS, the parties to the Agreement now such desire and doom it advisable to amend the Agreement on the terms provided below. NOW THEREFORE, In consideration of the foregoing promises and the following covenants and agreements, the parties hereby agree as [ILLEGIBLE] Section 1. All defined or capitalized terms used in this Amendment shall have the meanings given such terms in the Agreement, [ILLEGIBLE] terms are defined herein or unless the context dearly indicates to the contrary. Section 2. (I) ROA. This section of the Agreement is hereby amended and restated in its entirety to read as follows: ROA. First Western Trust Bank shall maintain at all times an ROA of greater than 0.60%, tested quarterly. First Western Trust Bank [ILLEGIBLE] shall maintain an ROA of greater than 0.00%, Increasing to 0.25% at March 31, 2011, and thereafter, tested quarterly. “ROA” [ILLEGIBLE] annualized net income divided by average total assets. (ii) Non-performing Loans to Total Loans. This section of the Agreement is hereby amended and restated in its entirety to read as follows. Non-performing Loans to Total Loans. Banks shall maintain at all times a ratio of Non-performing Loans to Total Loans, which is [ILLEGIBLE] 3.50%, tested quarterly. “Non-performing Loans” means loans outstanding which are not accruing interest, have been [ILLEGIBLE] renegotiated pursuant to guidelines established by the Federal Financial Examination Institution Council or are 90 days or more past [ILLEGIBLE] payment of principal or Interest. “Total Loans” means the sum of loans and direct lease financings, net of unearned income of Banks. Section 3. On and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” [ILLEGIBLE] words of like import referring to the Agreement, shall mean the Agreement as amended by this Amendment. Section 4. Except as expressly amended hereby, the Agreement is hereby [ILLEGIBLE] and confirmed and shall continue in full force and effect. Section 5. This Amendment may be executed manually or by facsimile by the parties hereto in any number of counterparts each of [ILLEGIBLE] be deemed on original and all of which together shall constitute one and the same document. IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written. BORROWER: First Western Financial, Inc. By: /s/ Ryan Trigg Ryan Trigg, CFO By: /s/ Scott Wylie Scott Wylle, Chairman & CEO LENDER: M&I MARSHALL & ILSLEY BANK By: [ILLEGIBLE]  Its: Vice President By: [ILLEGIBLE] Its: Senior Vice President [ILLEGIBLE]

SECOND AMENDMENT TO BUSINESS LOAN AGREEMENT Principal Loan Date Maturity Loan No Call / Coll Account Officer Initials $10,000,000.00 10-31-2010 10-31-2013 37957909-10000 00006195777 24740 LAK References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations. Borrower: First Western Financial, Inc. Lender: M&I Marshall & llsley Bank 1200 17th St Suite 2650 Correspondent Banking Denver. CO 80202-5852 770 N. Water Street Milwaukee, Wl 53202 THIS SECOND AMENDMENT is made and entered into as of October 31, 2010 by and between First Western Financial, Inc. (“Borrower”) and M&I Marshall & Ilsley Bank (“Lender”). WHEREAS, Lender and Borrower are parties to that certain Business Loan Agreement dated October 31, 2009 and subsequently amended, (the “Agreement”); WHEREAS, the Agreement provides that no alteration of or amendment to the Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment; and WHEREAS, the parties to the Agreement now each desire and deem it advisable to amend the Agreement on the terms provided below. NOW THEREFORE, in consideration of the foregoing premises and the following covenants and agreements, the parties hereby agree as follows; Section 1. All defined or capitalized terms used in this Amendment shall have the meanings given such terms in the Agreement, unless said terms are defined herein or unless the context clearly indicates to the contrary. Section 2. (i) NEGATIVE COVENANTS. Subsection Additional Financial Restrictions. The following subsection is hereby added to the Agreement to read as follows: Advances. Any line draws under the Revolving Line of Credit for the purpose of a capital injection into First Western Trust Bank - CO, First Western Trust Bank – AZ, or for the purpose of an acquisition require pre-approval from Lender. (ii) Schedule I to the Business Loan Agreement is hereby added to the Agreement to read as follows: See attached Schedule I Section 3. On and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement, shall mean the Agreement as amended by this Amendment. Section 4. Except as expressly amended hereby, the Agreement is hereby ratified and confirmed and shall continue in full force and effect. Section 5. This Amendment may be executed manually or by facsimile by the parties hereto in any number of counterparts each of which shall be deemed an original and all of which together shall constitute one and the same document. IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written. BORROWER: First Western Financial, Inc. By: /s/ Warren Joseph Oisen Warren Joseph Olsen, Vice Chairman & CIO By: /s/ Scott Wylle Scott Wylle, Chairman & CEO LENDER: M&I MARSHALL & ILSLEY BANK By: /s/ Lori A. Kellen Lori A. Kellen, Vice President By: /s/ David R. Ball Its: David R. Ball, SVP [ILLEGIBLE]

SCHEDULE I TO THE BUSINESS LOAN AGREEMENT Principal Loan Date Maturity Loan No Call / Coll Account Officer Initials $10,000,000.00 10-31-2010 10-31-2013 37957909-10000 00006195777 24740 LAK References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations. Borrower: First Western Financial, Inc. Lender: M&I Marshall & Ilsley Bank 1200 17th St Suite 2650 Correspondent Banking Denver, CO 80202-5852 770 N. Water Street Milwaukee, WI 53202 In accordance with that certain Business Loan Agreement dated October 31, 2009 (the “Agreement”) made and executed between First Western Financial, Inc. (“Borrower”) and M&I Marshall & Ilsley Bank (“Lender”), the parties hereby acknowledge and agree that the following loans, obligations, and forms of indebtedness are subject to and shall be administered in accordance with the terms of the Agreement: Revolving Line of Credit; $4,000,000.00; October 31, 2010; Note #10001 Having read all of the provisions of this Schedule, Borrower hereby acknowledges the accuracy of this Schedule and agrees that the aforementioned loans, obligations, and forms of indebtedness shall be subject to the terms of the Agreement. Borrower also acknowledges that this Schedule does not necessarily provide an exhaustive list of all obligations subject to the Agreement, and that this Schedule in no way limits the general applicability of the Agreement. THIS SCHEDULE I TO THE BUSINESS LOAN AGREEMENT IS EXECUTED ON OCTOBER 31, 2010. BORROWER: First Western Financial, Inc. By: /s/ Warren Joseph Olsen Warren Joseph Olsen, Vice Chairman & CIO By: /s/ Scott Wylie Scott Wylie, Chairman & CEO LENDER: M&I MARSHALL & ILSLEY BANK By: /s/ Lori A. Keller Lori A. Keller, Vice President By: /s/ David R. Ball Its: David R. Ball, SVP . [ILLEGIBLE]

THIRD AMENDMENT TO BUSINESS LOAN AGREEMENT Principal Loan Date Maturity Loan No Call / Coll Account Officer Initials $4,000,000.00 10-31-2011 10-31-2012 37957909-10001 00006195777 24740 LAK References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations. Borrower: First Western Financial, Inc. Lender: BMO Harris Bank N.A. 1200 17th St Suite 2650 Correspondent Banking Denver, CO 80202-5852 770 N Water St Milwaukee, WI 53202 THIS THIRD AMENDMENT is made and entered into as of October 31, 2011 by and between First Western Financial, Inc. (“Borrower”) and BMO Harris Bank N.A., as successor by merger to M&I Marshall & Ilsley Bank (“Lender”). WHEREAS, Lender and Borrower are parties to that certain Business Loon Agreement dated October 31, 2009 and subsequently amended, (the “Agreement”); WHEREAS, the Agreement provides that no alteration of or amendment to the Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment; and WHEREAS, the parties to the Agreement now each desire and deem it advisable to amend the Agreement on the terms provided below. NOW THEREFORE, in consideration of the foregoing premises and the following covenants and agreements, the parties hereby agree as follows: Section 1. All defined or capitalized terms used in this Amendment shall have the meanings given such terms in the Agreement, unless said terms are defined herein or unless the context clearly indicates to the contrary. Section 2. (i) AFFIRMATIVE COVENANTS, Subsection Financial Covenants and Ratios, Subsection ROA is hereby deleted in its entirety and replaced with the following: ROA. First Western Trust Bank - CO shall maintain at all times an ROA of greater than 0.30%, tested quarterly, “ROA” means annualized net income divided by average total assets. (ii) AFFIRMATIVE COVENANTS, Subsection Financial Covenants and Ratios, Subsection Non-performing Loans to Total Loans is hereby deleted In its entirety and replaced with the following: Non-performing Loans to Total Loans. Bank shall maintain at all times a ratio of Non-performing Loans to Total Loans, which is less than 5.00%, tested quarterly. “Non-performing Loans” means loans outstanding which are not accruing interest, have been classified as renegotiated pursuant to guidelines established by the Federal Financial Examination Institution Council or are 90 days or more past due in the payment of principal or interest. “Total Loans” means the sum of loans and direct lease financings, net of unearned income of Bank. (iii) NEGATIVE COVENANTS, Subsection Additional Financial Restrictions, Subsection Advances is hereby deleted in its entirety and replaced with the following: Advances. Any line draws under the Revolving Line of Credit for the purpose of a capital injection into First Western Trust Bank - CO, or for the purpose of an acquisition require pre-approval from Lender. Section 3. On and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement, shall mean the Agreement as amended by this Amendment. Section 4. Except as expressly amended hereby, the Agreement is hereby ratified and confirmed and shall continue in full force and effect. Section 5. This Amendment may be executed manually or by facsimile by the parties hereto in any number of counterparts each of which shall be deemed an original and all of which together shall constitute one and the same document. IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written. BORROWER: First Western Financial, Inc. By: /s/ Ryan Trigg Ryan Trigg, CFO By: /s/ Scott Wylie Scott Wylie, Chairman & CEO LENDER: BMO HARRIS BANK N.A. By: /s/ Lori A. Keller Lori A. Keller, Vice President By: /s/ David R. Ball Its: David R. Ball S.V.P

FOURTH AMENDMENT TO BUSINESS LOAN AGREEMENT

THIS FOURTH AMENDMENT TO BUSINESS LOAN AGREEMENT is made as of October 31, 2012, by and between FIRST WESTERN FINANCIAL, INC., a Colorado corporation (the “Borrower”), and BMO HARRIS BANK N.A., successor-by-merger to M&I Marshall and Ilsley Bank, a national banking association (“Bank”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I

DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1          “Amendment” shall mean this Fourth Amendment to Business Loan Agreement.

1.2          “Credit Agreement” shall mean the Business Loan Agreement dated as of October 31, 2009, as amended, by and between the Borrower and Bank.

1.3          Other Capitalized Terms. All capitalized, terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II

AMENDMENTS

2.1          Amendments. The Credit Agreement is hereby amended as follows:

(a)           Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection ROA is hereby amended and restated in its entirety to read as follows:

ROA. First Western Trust Bank shall (a) not allow a net loss for the fiscal quarter ended December 31, 2012 in excess of $100,000; and (b) maintain at all times an ROA of greater than or equal to (i) 0.20%, for each of the fiscal quarters ended March 31, 2013 and June 30, 2013; and (ii) 0.25%, for the fiscal quarter ended September 30, 2013 and each fiscal quarter thereafter. ROA means annualized net income divided by average total assets.

(b)           Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection Non-performing Loans to Total Loans is hereby amended and restated in its entirety to read as follows:

Non-performing Loans to Total Loans. Bank shall maintain at all times a ratio of Non-performing Loans to Total Loans, which is less than or equal to (a) 5.8%, for the fiscal quarter ended December 31, 2012; (b) 5.5%, for the fiscal quarter ended March 31, 2013; (c) 4.5%, for the fiscal quarter ended June 30, 2013; and (d) 4.0%, for the fiscal quarter ended September 30, 2013 and each fiscal quarter thereafter. “Non-performing Loans” means loans outstanding which are not accruing interest, have been classified as renegotiated pursuant to guidelines established by the Federal Financial Examination Institution Council or are 90 days or more past due in the payment of principal or interest. “Total Loans” means the sum of loans and direct lease financings, net of unearned income of Bank.

(c)           Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection Additional Requirements is hereby amended and restated in its entirety to read as follows:

Additional Requirements. Borrower shall maintain a minimum of $750,000 in cash or marketable securities at all times when a balance exists under the Note.

(d)           Negative Covenants, Subsection Adverse Regulatory Action is hereby amended and restated to read as follows:

Adverse Regulatory Action. Borrower and/or Banks shall not become subject to any public regulatory action, including without limitation a consent order or written agreement.

(e)           Negative Covenants, Subsection Continuity of Operations is hereby amended and restated in its entirety to read as follows:

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (3) pay any dividends on Borrower’s common stock (other than dividends payable in stock), (4) pay any dividends on Borrower’s preferred stock, if any Event of Default has occurred and is continuing or would result from the payment of such dividends, (5) purchase or retire any of Borrower’s outstanding shares, except Borrower shall be allowed to purchase or retire Borrower’s outstanding shares pursuant to the contractual obligations described on Exhibit A, (6) alter or amend Borrower’s capital structure or (7) sell or consent to the sale of the operations or any portion of the operations of Borrower or First Western Trust Bank in Denver.

2.2          Exhibit A. Exhibit A to this Amendment is hereby added to the Credit Agreement as Exhibit A thereto.

2.3          Miscellaneous Amendments. The Credit Agreement, the Related Documents and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Bank that:

3.1          Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment (after giving effect to the limited waiver contained in Section 4.10 hereof).

3.2          Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement has been duly authorized by all necessary organizational action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.3          Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of organization or operating agreement of the Borrower or any agreement to which the Borrower is a party or by which it or any of its assets is bound.

ARTICLE IV

MISCELLANEOUS

4.1          Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

4.2          Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

4.3          Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to agreements made and wholly performed within such state.

4.4          Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

4.5          Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

4.6          Conditions. The effectiveness of this Amendment is subject to Bank having received on or before the date hereof such documents as the Bank shall request, in form and substance satisfactory to Bank and its counsel.

4.7          Course of Dealing. The Borrower acknowledges that neither previous waivers, extensions and amendments granted to the Borrower by the Bank nor the amendments granted herein create any course of dealing or expectation with respect to any further waivers, extensions or amendments and further acknowledges that the Bank have no obligation whatsoever to grant any additional waivers, extensions, amendments or forbearance.

4.8          No Defenses. The Borrower acknowledges it has no defenses, rights of setoff or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

4.9          Expenses and Attorneys’ Fees. The Borrower shall pay reasonable fees and expenses (including attorneys’ fees) incurred by Bank in connection with the preparation, execution and delivery of this Amendment.

4.10        Waivers.

(a)           The Bank hereby waives the defaults caused by the failure of the Borrower to comply with (a) Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection ROA of the Credit Agreement with respect to the fiscal quarters ended June 30, 2012, September 30, 2012 and December 31, 2012; (b) Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection Non-performing Loans to Total Loans of the

Credit Agreement with respect to the fiscal quarters ended June 30, 2012, September 30, 2012 and December 31, 2012; and (c) Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection Well-Capitalized of the Credit Agreement with respect to the fiscal quarter ended June 30, 2012. This limited waiver shall be effective only for the specific purpose set forth in this Section and shall not be deemed to be a further or continuing waiver of any other Section of the Credit Agreement.

(b)           The Bank hereby waives compliance by the Borrower with clause (1) of Negative Covenants, Subsection Indebtedness and Liens and clause (3) of Negative Covenants, Subsection Continuity of Operations of the Credit Agreement, solely with respect to (i) the issuance by the Borrower of $7,625,000 of subordinated indebtedness, (ii) the issuance by the Borrower of $7,300,000 of Series D preferred stock, in each case consummated before September 30, 2012, and (iii) quarterly dividend payments on preferred stock in 2012 and 2013. This limited waiver shall be effective only for the specific purpose set forth in this Section and shall not be deemed to be a further or continuing waiver of any other Section of the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Business Loan Agreement as of the day and year first written above.

BORROWER:

FIRST WESTERN FINANCIAL, INC.

By:	/s/ Scott Wylie
Name:	Scott Wylie
Title:	CEO

By:	/s/ Julie Courkamp
Name:	Julie Courkamp
Title:	SFO

BANK:

BMO HARRIS BANK N.A.

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	VP

EXHIBIT A

Stock-based Compensation

Any issuances or repurchases made in connection with the Borrower’s administration of its employee benefit plan in the ordinary course of business, consistent with the Borrower’s practice.

Ryder Stilwell and Financial Management Advisors

In 2008, the Borrower acquired the assets of Financial Management Advisors, LLC (“FMA”) and Ryder Stilwell (“RSI”.) Additional consideration was payable to FMA, based upon the meeting or exceeding certain predetermined qualifying revenue targets. A portion of the target was met as of December 31, 2012, and the earn-out payment was valued at $354,000. A portion of the 2012 earn-out was satisfied during the year ended December 31, 2012 with the issuance of 8,500 shares of the Borrower’s common stock. The remainder of the 2012 earn-out will be satisfied subsequent to December 31, 2012 with the issuance of 6,826 shares of the Borrower’s common stock.

Pursuant to the purchase agreement with RSI, its key shareholder (the “RSI Principal”) has the right, at any time on or after October 31, 2011, until October 31, 2013, to require the Borrower to purchase up to 10,000 shares of the Borrower’s common stock held by the RSI Principal at $35.00 per share. Additionally, the RSI Principal has the right, at any time on or after October 31, 2013, to require the Borrower to purchase up to an additional 10,000 shares of the Borrower’s common stock held by the RSI Principal at $35.00 per share.

Sterling Partners

As part of the 2005 acquisition of Silversmith Financial Corporation d/b/a Sterling Partners, Inc., the seller had the right for a period of 60 days following the fifth anniversary of the closing date to require the Borrower to purchase shares of FWF common stock owned by the seller at that time that were received in connection with the acquisition up to a maximum of $3,000,000 at the then fair market value. During 2010, the put agreement was extended and amended resulting in the Borrower purchasing 50,000 of FWF shares at $25.00 per share and allowing for the repurchase of additional shares that, when combined with the shares repurchased in 2010, would, if exercised, result in an aggregate repurchase of no more than $3,000,000 from April 1, 2011 through December 31, 2014. During the year ended December 31, 2012, the seller exercised their rights and the Borrower acquired an additional 50,000 shares of its common stock for $1,250,000 from the seller, leaving $500,000 of rights remaining.

FIFTH AMENDMENT TO BUSINESS LOAN AGREEMENT

THIS FIFTH AMENDMENT TO BUSINESS LOAN AGREEMENT is made as of October 27, 2014 but effective as of July 31, 2014, by and between FIRST WESTERN FINANCIAL, INC., a Colorado corporation (the “Borrower”), and BMO HARRIS BANK N.A., as successor-by-merger to M&I Marshall and Ilsley Bank, a national banking association (“Bank”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I

DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1                               “Amendment” shall mean this Fifth Amendment to Business Loan Agreement.

1.2                               “Credit Agreement” shall mean the Business Loan Agreement dated as of October 31, 2009, as amended, by and between the Borrower and Bank.

1.3                               Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II

AMENDMENTS

2.1                               Amendments. The Credit Agreement is hereby amended as follows:

(a)                                 Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection ROA is hereby amended and restated in its entirety to read as follows:

“ROA. First Western Trust Bank shall maintain at all times an ROA of greater than or equal to 0.25%, for the fiscal quarter ended September 30, 2014 and each fiscal quarter thereafter. ROA means net income divided by average total assets, each calculated on a rolling four quarter basis.”

(b)                                 Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection Additional Requirements is hereby amended and restated by removing the requirement that the Borrower must maintain a minimum of $750,000 in cash or marketable securities at all times when a balance exists under the revolving Promissory Note.

2.2                               Miscellaneous Amendments. The Credit Agreement, the Related Documents and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Bank that:

3.1                               Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

3.2                               Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement has been duly authorized by all necessary organizational action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.3                               Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of organization or operating agreement of the Borrower or any agreement to which the Borrower is a party or by which it or any of its assets is bound.

ARTICLE IV

MISCELLANEOUS

4.1                               Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

4.2                               Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

4.3                               Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to agreements made and wholly performed within such state.

4.4                               Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

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4.5                               Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

4.6                               Conditions. The effectiveness of this Amendment is subject to the Bank having received on or before the date hereof, each of the following, in form and substance satisfactory to the Bank and its counsel:

(a)                                 a certificate of an officer of the Borrower and dated the date hereof certifying the adoption and continuing effect of resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the documents to be executed and delivered in connection with this Amendment;

(b)                                 the executed Amended and Restated Revolving Credit Note and the Amended and Restated Promissory Note;

(c)                                  payment of a $5,000 extension fee, which fee shall be fully earned on the date hereof; and

(d)                                 such additional supporting documents and materials as the Bank may reasonably request.

4.7                               Course of Dealing. The Borrower acknowledges that neither previous waivers, extensions and amendments granted to the Borrower by the Bank nor the amendments granted herein create any course of dealing or expectation with respect to any further waivers, extensions or amendments and further acknowledges that the Bank have no obligation whatsoever to grant any additional waivers, extensions, amendments or forbearance.

4.8                               No Defenses. The Borrower acknowledges it has no defenses, rights of setoff or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

4.9                               Expenses and Attorneys’ Fees. The Borrower shall pay reasonable fees and expenses (including attorneys’ fees) incurred by Bank in connection with the preparation, execution and delivery of this Amendment.

4.10                        Consent. The Bank hereby (a) consents to the merger of Sunflower Financial with First Western Financial, Inc., pursuant to which Sunflower Financial will be the surviving entity, and the meger of First Western Trust Bank with Sunflower Bank, pursuant to which Sunflower Bank will be the surviving entity, and (b) waives any Event of Default under the Credit Agreement and Related Documents that would result from such mergers; provided, that, Sunflower Financial

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shall execute a deliver, on a form satisfactory to the Bank, an assignment and assumption agreement of the Credit Agreement and the Related Documents, which agreement shall be in form and substance satisfactory to the Bank.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWER:

FIRST WESTERN FINANCIAL, INC.

By:	/s/ Scott C. Wylie
Name:	Scott C. Wylie
Title:	Chief Executive Officer

BANK:

BMO HARRIS BANK N.A.

By:	/s/ David R. Seiler
Name:	David R. Seiler
Title:	MANAGING DIRECTOR

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SIXTH AMENDMENT TO BUSINESS LOAN AGREEMENT

THIS SIXTH AMENDMENT TO BUSINESS LOAN AGREEMENT is made as of March 31, 2015, by and between FIRST WESTERN FINANCIAL, INC., a Colorado corporation (the “Borrower”), and BMO HARRIS BANK N.A., as successor-by-merger to M&I Marshall and Ilsley Bank, a national banking association (“Bank”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I

DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1                               “Amendment” shall mean this Sixth Amendment to Business Loan Agreement.

1.2                               “Credit Agreement” shall mean the Business Loan Agreement dated as of October 31, 2009, as amended, by and between the Borrower and Bank.

1.3                               Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II

AMENDMENTS

2.1                               Amendments. The Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection ROA of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ROA. First Western Trust Bank shall maintain at all times an ROA of greater than or equal to 0.10%, for the fiscal quarter ended March 31, 2015 and each fiscal quarter thereafter. ROA means net income divided by average total assets, each calculated on a rolling four quarter basis.”

2.2                               Miscellaneous Amendments. The Credit Agreement, the Related Documents and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Bank that:

3.1                               Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment. Except of the Event of Default waived pursuant to Section 4.10 hereof, no Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

3.2                               Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement has been duly authorized by all necessary organizational action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.3                               Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of organization or operating agreement of the Borrower or any agreement to which the Borrower is a party or by which it or any of its assets is bound.

ARTICLE IV

MISCELLANEOUS

4.1                               Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

4.2                               Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

4.3                               Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to agreements made and wholly performed within such state.

4.4                               Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

4.5                               Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

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prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

4.6                               Conditions. The effectiveness of this Amendment is subject to the Bank having received on or before the date hereof, each of the following, in form and substance satisfactory to the Bank and its counsel:

(a)                                 the executed Amendment No. 1 to Promissory Notes;

(b)                                 payment of a $5,000 extension fee for the Revolving Note, which fee shall be fully earned on the date hereof; and

(c)                                  such additional supporting documents and materials as the Bank may reasonably request.

4.7                               Course of Dealing. The Borrower acknowledges that neither previous waivers, extensions and amendments granted to the Borrower by the Bank nor the amendments granted herein create any course of dealing or expectation with respect to any further waivers, extensions or amendments and further acknowledges that the Bank have no obligation whatsoever to grant any additional waivers, extensions, amendments or forbearance.

4.8                               No Defenses. The Borrower acknowledges it has no defenses, rights of setoff or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

4.9                               Expenses and Attorneys’ Fees. The Borrower shall pay reasonable fees and expenses (including attorneys’ fees) incurred by Bank in connection with the preparation, execution and delivery of this Amendment.

4.10                        Waiver and Consent.

(a)                                 The Bank hereby waives the default caused by the failure of the Borrower to comply with (a) Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection ROA of the Credit Agreement with respect to the fiscal quarter ended December 31, 2014. This limited waiver shall be effective only for the specific purpose set forth in this Section and shall not be deemed to be a further or continuing waiver of any other Section of the Credit Agreement.

(b)                                 Pursuant to Article 2.1(e)(5) of the Loan Agreement, the Bank must consent to any stock purchase by the Borrower of the Borrower’s stock. The Borrower has requested that the Bank consent to (a) the Borrower’s purchase of 12,000 shares of the Borrower’s stock from Mr. Warren J. Olsen on or before March 27, 2016, and (b) the Borrower’s purchase 52,000 shares of the Borrower’s stock from Mr. Scott Wylie on or before March 27, 2016, in the

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aggregate purchase price not to exceed $1,600,000.00. The Bank hereby consents to such repurchases.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWER:

FIRST WESTERN FINANCIAL, INC.

By:	/s/ Julie Courkamp
Name:	Julie Courkamp
Title:	CFO

BANK:

BMO HARRIS BANK N.A.

By:	/s/ Lori Keller
Name:	Lori Keller
Title:	Vice President

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SEVENTH AMENDMENT TO BUSINESS LOAN AGREEMENT

THIS SEVENTH AMENDMENT TO BUSINESS LOAN AGREEMENT is made as of March 31, 2017, by and between FIRST WESTERN FINANCIAL, INC., a Colorado corporation (the “Borrower”), and BMO HARRIS BANK N.A., as successor-by-merger to M&I Marshall and Ilsley Bank, a national banking association (“Bank”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I

DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1                               “Amendment” shall mean this Seventh Amendment to Business Loan Agreement.

1.2                               “Credit Agreement” shall mean the Business Loan Agreement dated as of October 31, 2009, as amended, by and between the Borrower and Bank.

1.3                               Other Capitalized Terms.  All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II
AMENDMENTS

2.1                               Amendments.  The Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection ROA of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ROA. First Western Trust Bank shall maintain at all times an ROA of greater than or equal to 0.20%, for the fiscal quarter ended March 31, 2017 and each fiscal quarter thereafter. ROA means net income divided by average total assets, each calculated on a rolling four quarter basis.”

2.2                               Amendments.  The Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection Non-performing Loans to Total Loans is hereby amended and restated in its entirety to read as follows:

“Non-performing Loans to Total Loans. Bank shall maintain at all times a ratio of Non-performing Loans to Total Loans, which is less than or equal to 2.0%, for the fiscal quarter ended March 31, 2017 and each fiscal quarter thereafter. “Non-performing Loans” means loans outstanding which are not accruing interest, have been classified as renegotiated pursuant to guidelines established by the Federal

Financial Examination Institution Council or are 90 days or more past due in the payment of principal or interest. “Total Loans” means the sum of loans and direct lease financings, net of unearned income of Bank.”

2.3                               Miscellaneous Amendments.  The Credit Agreement, the Related Documents and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Bank that:

3.1                               Credit Agreement.  All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

3.2                               Authorization; Enforceability.  The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement has been duly authorized by all necessary organizational action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.3                               Absence of Conflicting Obligations.  The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of organization or operating agreement of the Borrower or any agreement to which the Borrower is a party or by which it or any of its assets is bound.

ARTICLE IV

MISCELLANEOUS

4.1                               Continuance of Credit Agreement.  Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

4.2                               Survival.  All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

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4.3                               Governing Law.  This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to agreements made and wholly performed within such state.

4.4                               Counterparts; Headings.  This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

4.5                               Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

4.6                               Conditions. The effectiveness of this Amendment is subject to the Bank having received on or before the date hereof, each of the following, in form and substance satisfactory to the Bank and its counsel:

(a)                                 the executed Amendment No. 3 to Revolving Note and Amendment No. 2 to Term Note;

(b)                                 payment of a $5,000 extension fee for the Revolving Note, which fee shall be fully earned on the date hereof; and

(c)                                  such additional supporting documents and materials as the Bank may reasonably request.

4.7                               Course of Dealing. The Borrower acknowledges that neither previous waivers, extensions and amendments granted to the Borrower by the Bank nor the amendments granted herein create any course of dealing or expectation with respect to any further waivers, extensions or amendments and further acknowledges that the Bank have no obligation whatsoever to grant any additional waivers, extensions, amendments or forbearance.

4.8                               No Defenses. The Borrower acknowledges it has no defenses, rights of setoff or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

4.9                               Expenses and Attorneys’ Fees. The Borrower shall pay reasonable fees and expenses (including attorneys’ fees) incurred by Bank in connection with the preparation, execution and delivery of this Amendment.

[signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWER:

FIRST WESTERN FINANCIAL, INC.

By:	/s/ Julie Courkamp
Name:	Julie Courkamp
Title:	Chief Financial Officer

BANK:

BMO HARRIS BANK N.A.

By:	/s/ Lori Keller
Name:	Lori Keller
Title.	Vice President

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EIGHTH AMENDMENT TO BUSINESS LOAN AGREEMENT

THIS EIGHTH AMENDMENT TO BUSINESS LOAN AGREEMENT is made as of September 6, 2017, by and between FIRST WESTERN FINANCIAL, INC., a Colorado corporation (the “Borrower”), and BMO HARRIS BANK N.A., as successor-by-merger to M&I Marshall and Ilsley Bank, a national banking association (“Bank”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I

DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1          “Amendment” shall mean this Eighth Amendment to Business Loan Agreement.

1.2          “Credit Agreement” shall mean the Business Loan Agreement dated as of October 31, 2009, as amended, by and between the Borrower and Bank.

1.3          Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II

AMENDMENTS

2.1          Amendments. The Affirmative Covenants, Subsection Financial Covenants and Ratios, Subsection ROA of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ROA. First Western Trust Bank shall maintain at all times an ROA of greater than or equal to 0.30%, for the fiscal quarter ended September 30, 2017 and each fiscal quarter thereafter. ROA means net income divided by average total assets, each calculated on a rolling four quarter basis.”

2.2          Miscellaneous Amendments. The Credit Agreement, the Related Documents and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Bank that:

3.1          Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

3.2          Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement has been duly authorized by all necessary organizational action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.3          Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of organization or operating agreement of the Borrower or any agreement to which the Borrower is a party or by which it or any of its assets is bound.

ARTICLE IV

MISCELLANEOUS

4.1          Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

4.2          Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

4.3          Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to agreements made and wholly performed within such state.

4.4          Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

4.5          Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

2

prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

4.6          Conditions. The effectiveness of this Amendment is subject to the Bank having received on or before the date hereof, each of the following, in form and substance satisfactory to the Bank and its counsel:

(a)           the executed Second Amended and Restated Revolving Credit Note;

(b)           payment of a $2,500 fee for the $1,000,000 increase in the revolving note, which fee shall be fully earned on the date hereof (since a $5,000 extension fee was paid for the renewal of the revolving note in March, 2017);

(c)           corporate resolutions of the Borrower authoring the Second Amended and Restated Revolving Credit Note; and

(d)           such additional supporting documents and materials as the Bank may reasonably request.

4.7          Course of Dealing. The Borrower acknowledges that neither previous waivers, extensions and amendments granted to the Borrower by the Bank nor the amendments granted herein create any course of dealing or expectation with respect to any further waivers, extensions or amendments and further acknowledges that the Bank have no obligation whatsoever to grant any additional waivers, extensions, amendments or forbearance.

4.8          No Defenses. The Borrower acknowledges it has no defenses, rights of setoff or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

4.9          Expenses and Attorneys’ Fees. The Borrower shall pay reasonable fees and expenses (including attorneys’ fees) incurred by Bank in connection with the preparation, execution and delivery of this Amendment.

[signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWER:

FIRST WESTERN FINANCIAL, INC.

By:	/s/ Julie Courkamp
Name:	Julie Courkamp
Title:	CFO

BANK:

BMO HARRIS BANK N.A.

By:	/s/ David R. Ball
Name:	David R. Ball
Title:	Managing Director

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